Exhibit 10.87

                               FIRST AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") made as of the 30th day of April, 1997 by and among VERSAR, INC., a corporation organized under the laws of the State of Delaware ("Versar") and GEOMET TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (collectively, the "Borrowers" and each a "Borrower"), and
NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

     A. The Borrowers are parties to a certain Financing and Security Agreement, along with the Lender dated March 31, 1997 (as thereafter amended, modified and renewed from time to time, the "Financing Agreement"), pursuant to which the Lender has agreed to make available to the Borrowers a guidance line of credit in the maximum principal amount of Five Million Dollars ($5,000,000) to be used by the Borrowers to finance Permitted Acquisitions and a revolving credit facility in the maximum principal amount of Three Million Dollars ($3,000,000) to be used by the Borrowers to finance Receivables all as more fully described in the Financing Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Financing Agreement.

     B. The Borrowers have requested that the Lender make an Acquisition Loan in the amount of Two Million Dollars ($2,000,000) for the purpose of acquiring not less than seventy percent (70%) of the issued and outstanding stock of Science Management Corporation, a Delaware corporation (together with its subsidiaries, "SMC") and to amend the Financing Agreement in accordance with the terms and conditions set forth below.

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     NOW, THEREFORE,  in consideration of the foregoing,  and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged,  the  Borrowers  and the  Lender do hereby  agree as  follows:

     1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2. Borrowing Base. Subject to the terms and conditions set forth herein from the date hereof through the earlier of: (i) October 31, 1997, or (ii) the date on which Versar closes on the sale of its operations located in the State of Utah (such date being called, the "Borrowing Base Conversion Date"), the parties hereto agree that the definition of "Borrowing Base" set forth in
Section 1.01 of the Financing  Agreement shall be as follows:

          "Borrowing Base" means the sum of (a) ninety percent (90%) of Eligible Government Receivables, plus (b) eighty five percent (85%) of Eligible Subcontractor Receivables, plus (c) eighty percent (80%) Eligible Commercial Receivables, plus (d) the lesser of (i) fifty percent (50%) of Eligible Unbilled Borrowing Base Receivables, or (ii) $1,500,000, minus the sum of (y) the then outstanding balance of the Acquisitions Notes, and (z) the then outstanding balance of the Sarnia Note.

From and after the Borrowing Base Conversion Date, the parties hereto agree that without further notice to the Borrowers, the definition of "Borrowing Base" shall automatically be as follows:

          "Borrowing Base" means the sum of (a) ninety percent (90%) of Eligible Government Receivables, plus (b) eighty five percent (85%) of Eligible Subcontractor Receivables, plus (c) eighty percent (80%) Eligible Commercial Receivables, less the sum of (y) the then outstanding balance of the Acquisitions Notes, and (z) the then outstanding balance of the Sarnia Note.

From and after the date hereof, for purposes of the Financing Agreement, "Eligible Unbilled Borrowing Base Receivables@ means all Accounts arising out of work actually performed by either

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Borrowers  which (i) are eligible to be billed in accordance with the applicable contract within thirty (30) days of the Aas of@ date of the applicable Borrowing Base Certificate (with no additional performance required by any Person, and no condition to payment by the account debtor, other than receipt of an appropriate invoice). The Borrowers understand and agree that any sums outstanding under the Revolving Loan in excess of the Borrowing Base shall be due and payable in full on demand.

     3. Period to Complete Acquisition. None of the Accounts of SMC may be included by the Borrowers in the calculation of the Borrowing Base until such date as the Borrowers satisfy the requirements of Sections 4 and 5 of this Agreement and all of the following conditions have been satisfied in the Lender's sole and absolute discretion (such date being called the "Joinder Date"):

          (a) The Lender shall have received from the Borrower evidence that all of the unsecured bankruptcy creditors of SMC have either been paid in full and fully released their liens on any and all of the assets of SMC, or have entered into one or more subordination agreements in form and substance satisfactory in all respects to the Lender and its counsel.

          (b) The Borrowers shall have provided the Lender with fully executed Subordination Agreements by and among Versar, SMC, and any and all existing secured administrative claim lienholders of SMC (the "Subordinated Creditors") and the Lender in form and substance satisfactory in all respects to the Lender and its counsel (the "Administrative Claim Subordination").

From and after the Joinder Date, all Accounts of SMC which in the Lender's sole and absolute discretion meet the Eligibility Standards and are otherwise acceptable to the Lender in its sole and absolute discretion, may be included by the Borrowers in the Borrowing Base.

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     4. Joinder of SMC. As soon as possible, but in no event later than June 30,
1997, the Borrowers and SMC shall execute and deliver to the Lender such promissory notes, financing statements, security agreements and such other documents as the Lender and its counsel may require to (i) add SMC as a co-maker of the Obligations, (ii) add SMC as a party to the Financing Agreement and such other Financing Documents as the Lender may require, and (iii) cause SMC to grant to the Lender a valid and perfected first lien security interest on substantially all of the assets of SMC to secure the Obligations.

     5. Audit Period. As soon as possible, but in no event later than June 30, 1997, the Borrowers will permit, and cause SMC to permit, any Person designated by the Lender to enter the premises of the Borrower and SMC and examine, audit and inspect the books and records of SMC at the Borrowers' expense. The results of such audit must be satisfactory to the Lender in all material respects.

     6. Fee. In addition to the Acquisition Loan fee described in this Agreement and in the Financing Agreement, in consideration of the Lender's agreement to amend the Revolving Loan, the Borrowers agree to pay the Lender a fee in the amount of One Thousand Dollars ($1,000) in each month where advances are made against Eligible Unbilled Borrowing Base Receivables. This fee shall be paid in arrears on the first day of each calendar month.

     7. Representations. The Borrowers hereby represent to the Lender, that upon the funding of the Acquisition Loan described herein, the Borrowers are in compliance with all of the

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provisions  of Section  8.04 of the  Financing  Agreement,  and that no Event of
Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.

     8. Conditions Precedent. This Agreement shall become effective on the date the Lender receives the following documents, each of which shall be satisfactory in form and substance to the Lender in its sole and absolute discretion:

          (a) A fully executed Acquisition Note in the form of Exhibit A-1 attached hereto in the principal amount of $2,000,000;

          (b) Payment of the Acquisition Loan fee in the amount of $10,000 by the Borrowers;

          (c) A fully executed copy of the Administrative Claim Subordination;

          (d) True, correct and complete copies of all documents being executed and delivered in connection with the acquisition of SMC;

          (e)  True,  correct  and  complete  copies  of  all  notes,   security
     agreements, guaranties, documents or other instruments previously or now executed and delivered by SMC and/or the Borrower to or from the Subordinated Creditors;

          (f) Proof that the Borrowers have paid all costs and expenses to the Lender in connection with this Agreement, including but not limited to all the Lender's attorneys fees; and

          (g)  Such  other  information,   instruments,   opinions,   documents,
     certificates and reports as the Lender may deem necessary.

     9. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

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     10. Financing  Documents;  Governing Law; Etc. This Agreement is one of the
Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     11. Acknowledgments. The Borrowers hereby confirm to the Lender the enforceability and validity of each of the Financing Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of the Borrowers under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. The Borrowers each issue, ratify and confirm the representations, warranties and covenants contained in the Financing Documents.

     12. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     13. Full Force and Effect. Except as expressly set forth above, the provisions of the Financing Agreement shall continue in full force and effect and are hereby ratified and confirmed. A default under this Agreement shall be a default under the Financing Agreement. This Agreement may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one agreement and any party hereto may execute this Agreement by signing any counterpart.

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     IN WITNESS WHEREOF the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS OR ATTEST:             VERSAR, INC.


/s/ Lula Fasold                By: /s/ Lawrence W. Sinnott            (SEAL)
--------------------------         --------------------------
                                   Name:  Lawrence W. Sinnott
                                   Title: V.P. and CFO

WITNESS OR ATTEST:             GEOMET TECHNOLOGIES, INC.


/s/ Lula Fasold                By: /s/ Lawrence W. Sinnott            (SEAL)
--------------------------         --------------------------
                                   Name:  Lawrence W. Sinnott
                                   Title: Treasurer


                               LENDER:

WITNESS:                       NATIONSBANK, N.A.


                               By:                                    (SEAL)
--------------------------         --------------------------
                                   Jennifer Lathrop
                                   Commercial Lending Officer


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